SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-08323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                               Entry into a Material Definitive Agreement

On July 23, 2015, Cigna Corporation, a Delaware corporation (“Cigna”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Cigna, Anthem, Inc., an Indiana corporation (“Anthem”), and Anthem Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of Anthem (“Merger Sub”).

The Merger Agreement, which was unanimously approved by Cigna’s board of directors, provides for (a) the merger of Merger Sub (the “Merger”) with and into Cigna, whereupon the separate corporate existence of Merger Sub will cease and Cigna will continue as the surviving corporation (the “Initial Surviving Corporation”), and (b) if certain tax opinions relating to the qualification of the transaction under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), are delivered, immediately following the consummation of the Merger, the Initial Surviving Corporation will be merged (the “Second Merger” and, together with the Merger, the “Mergers”) with and into Anthem, whereupon the separate corporate existence of the Initial Surviving Corporation will cease and Anthem will continue as the surviving corporation.  The Mergers, taken together, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, but such qualification is not a condition to the consummation of the Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Cigna issued and outstanding immediately prior to the Effective Time (other than (i) shares of Cigna common stock held directly by Cigna as treasury stock, (ii) shares of Cigna common stock beneficially owned by Anthem or a subsidiary of Cigna or Anthem (including Merger Sub), (iii) shares with respect to which appraisal rights are properly exercised and not withdrawn and (iv) shares of Cigna common stock subject to Cigna Restricted Stock Awards (as defined in the Merger Agreement)) will be converted into the right to receive (a) $103.40 in cash, without interest, and (b) 0.5152 of a share of Anthem common stock (together, the “Merger Consideration”).  No fractional shares of Anthem common stock will be issued in the Merger, and holders of shares of Cigna common stock will receive cash in lieu of any fractional shares of Anthem common stock.

The Merger Agreement provides that, at the Effective Time, any vested Cigna stock options and stock appreciation rights will be converted into the right to receive Merger Consideration with an aggregate value equal to the intrinsic value of such award.  Any unvested Cigna stock options and stock appreciation rights will be converted into equivalent awards with respect to Anthem common stock, after giving effect to appropriate adjustments to reflect the consummation of the Mergers.  Generally, all other Cigna equity awards (including strategic performance share awards, restricted stock unit awards and deferred stock unit awards) will be converted into equivalent equity awards with respect to Anthem common stock and, in the case of Cigna strategic performance share awards, will be converted into restricted stock units based on the greater of target or certain recent actual performance achievement thresholds.

Pursuant to the Merger Agreement, at the Effective Time, the board of directors of Anthem will be expanded to consist of 14 members, comprised of (a) the nine current members of Anthem’s board of directors and (b) five current members of Cigna’s board of directors.

The Merger Agreement contains customary representations, warranties and covenants of both Cigna and Anthem, including covenants to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time, to not engage in certain types of transactions during this interim period and to use reasonable best efforts to take all actions necessary to cause the conditions to closing to be satisfied as promptly as reasonably practicable.  Each of Cigna and Anthem are specifically required to take all actions required to obtain all necessary governmental and regulatory approvals, except to the extent any such actions would have or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Anthem, Cigna and their respective subsidiaries, taken as a whole, after giving effect to the Mergers (a “Burdensome Term or Condition”).

Each of Cigna and Anthem is subject to customary restrictions on their respective abilities to solicit alternative acquisition proposals and to provide information to, or engage in discussions with, third parties regarding such proposals, except under limited circumstances that allow the board of directors of each company to comply with their respective fiduciary duties.  Notwithstanding these no solicitation restrictions, prior to receiving their respective stockholder approval, (a) the board of directors of Cigna may, (i) in response to a Cigna Intervening Event (as defined in the Merger Agreement) or (ii) upon receipt of a Cigna Superior Proposal (as defined in the Merger Agreement), change its recommendation that the Cigna stockholders approve the adoption of the Merger Agreement and (b) the board of directors of Anthem may, (i) in response to an Anthem Intervening Event (as defined in the Merger Agreement) or (ii) upon receipt of an Anthem Superior Proposal (as defined in the Merger Agreement), change its recommendation that the Anthem shareholders approve the issuance of shares of Anthem common stock, in each case subject to compliance with certain notice and other procedures set forth in the Merger Agreement.

Consummation of the Merger is subject to certain customary conditions, including approval by the holders of a majority of the outstanding shares of Cigna common stock entitled to vote upon adoption of the Merger Agreement and approval by the holders of a majority of the votes in respect of shares of Anthem common stock cast with respect to the issuance of shares of Anthem common stock, the receipt of certain necessary governmental and regulatory approvals without the imposition of a Burdensome Term or Condition, the listing of the shares of Anthem common stock to be issued as part of the Merger Consideration on the New York Stock Exchange, the effectiveness of Anthem’s registration statement on Form S-4 and the absence of a legal restraint prohibiting the consummation of the Merger.  The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality qualifications), the other party having performed in all material respects its obligations under the Merger Agreement and the other party not having suffered a Material Adverse Effect (as defined in the Merger Agreement), in each case as set forth in the Merger Agreement.  Consummation of the Mergers is not subject to a financing condition.

The Merger Agreement contains certain customary termination rights for both Cigna and Anthem, including (a) if the Merger is not consummated on or before January 31, 2017 (subject to extension to April 30, 2017 under certain circumstances), (b) if the approval of Anthem shareholders or Cigna stockholders is not obtained, (c) in order to enter into a binding agreement with respect to a superior proposal, (d) if the other party materially breaches its representations, warranties or covenants and fails to cure such breach, (e) if a legal restraint prohibiting consummation of the Merger has become final or non-appealable or (f) if the board of directors of the other party changes its recommendation or fails to publicly confirm its recommendation under certain circumstances or the other party materially breaches its no solicitation restrictions or its obligation to call a stockholder meeting for purposes of obtaining the required stockholder approval.

The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, including in order for a party to enter into a binding agreement with respect to a superior proposal or as a result of a change in the recommendation of a party’s board of directors, such party may be required to pay to the other party a termination fee of $1,850,000,000 (the “Termination Fee”).

The Merger Agreement also provides that, upon termination of the Merger Agreement under certain circumstances, including because the required stockholder approval of a party was not obtained at a stockholder meeting, such party may be required to pay to the other party an expense fee of $600,000,000 (the “Expense Fee”).  If the Expense Fee is paid by a party and the Termination Fee later becomes payable by the same party, then the Termination Fee will be reduced by the Expense Fee.

In the event that the Merger Agreement is terminated by either Anthem or Cigna if (a) a regulatory restraint preventing consummation of the Merger has become final or non-appealable or (b) the Merger has not been consummated on or prior to January 31, 2017 (subject to extension to April 30, 2017 under certain circumstances) and at the time of such termination, the conditions to Anthem’s obligation to consummate the Merger have been satisfied other than those that relate to a regulatory restraint or a regulatory approval, Cigna shall be entitled to receive from Anthem a reverse termination fee of $1,850,000,000 (the “Reverse Termination Fee”).

The representations, warranties and covenants of Cigna, Anthem and Merger Sub contained in the Merger Agreement have been made solely for the benefit of the parties.  In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) the matters specifically disclosed in certain of Cigna’s and Anthem’s filings with the United States Securities and Exchange Commission and (ii) confidential disclosures made in the disclosure letters delivered in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters of fact.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Cigna, Anthem or their respective businesses.  Investors should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Cigna, Anthem or any of their respective affiliates.  Moreover, information concerning the subject matter of the representations, warranties or covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Cigna’s or Anthem’s public disclosures.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01                               Financial Statements and Exhibits.

Exhibit
   No.                Description

2.1	Agreement and Plan of Merger, dated as of July 23, 2015, by and among Anthem Inc., Anthem Merger Sub Corp. and Cigna Corporation.

NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving Cigna Corporation (“Cigna”) and Anthem, Inc. (“Anthem”) will be submitted to Cigna’s shareholders and Anthem’s shareholders for their consideration. In connection with the proposed transaction, Anthem will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for Cigna’s shareholders and Anthem’s shareholders to be filed with the Securities and Exchange Commission (the “SEC”), and each of Cigna and Anthem will mail the joint proxy statement/prospectus to their respective shareholders and file other documents regarding the proposed transaction with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Cigna or Anthem may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by Cigna or Anthem with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Cigna by going to its investor relations page on its corporate web site at www.cigna.com or by contacting Cigna’s investor relations department at (215) 761-4198 and from Anthem by going to its investor relations page on its corporate web site at www.anthem.com or by contacting Anthem’s Investor Relations Department at (317) 488-6168.

PARTICIPANTS IN THE SOLICITATION

Cigna, Anthem, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Cigna’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 13, 2015 and information about Anthem’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 1, 2015. These documents are available free of charge from the sources indicated above, and from Cigna by going to its investor relations page on its corporate web site at www.cigna.com or by contacting Cigna’s investor relations department at (215) 761-4198 and from Anthem by going to its investor relations page on its corporate web site at www.anthem.com or by contacting Anthem’s Investor Relations Department at (317) 488-6168. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the registration statement, the joint proxy statement/prospectus and other relevant materials Cigna and Anthem file with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication, and oral statements made with respect to information contained in this communication, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna’s current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our projected adjusted income (loss) from operations outlook for 2015, on both a consolidated and segment basis; projected consolidated revenue growth and global medical customer growth; projected medical care and operating expense ratios; future financial or operating performance, including our ability to deliver personalized and innovative solutions for our customers and clients and future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans; our prospects for growth in the coming years; statements regarding the proposed merger between Cigna and Anthem; our beliefs relating to value creation as a result of a potential combination with Anthem; the expected timetable for completing the transaction; benefits and synergies of the transaction; future opportunities for the combined company; and any other statements regarding Cigna’s and Anthem’s future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should”, “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions; the substantial level of government regulation over our business and the potential effects of new laws or regulations, or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations and actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; unfavorable industry, economic or political conditions; the timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that Cigna shareholders or Anthem shareholders may not approve the proposed merger; the possibility that the expected synergies and value creation from the proposed merger will not be realized or will not be realized within the expected time period; the risk that the businesses of Cigna and Anthem will not be integrated successfully; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; the risk that financing for the proposed merger may not be available on favorable terms, as well as more specific risks and uncertainties. Such other risks and uncertainties are discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com or by contacting Cigna’s investor relations department at 215-761-4198 as well as on Anthem’s most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.anthem.com or by contacting Anthem’s Investor Relations Department at (317) 488-6168. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: July 27, 2015	By: /s/ Thomas A. McCarthy
Thomas A. McCarthy
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.              Description

2.1	Agreement and Plan of Merger, dated as of July 23, 2015, by and among Anthem Inc., Anthem Merger Sub Corp. and Cigna Corporation.